                                                                 Exhibit 10.1.10

                        FOURTH AMENDMENT AND FIRST WAIVER

          FOURTH AMENDMENT AND FIRST WAIVER, dated as of February 8, 2002 (this "Amendment"), to and under the Amended and Restated Credit and Guarantee
 ---------
Agreement, dated as of July 27, 2000 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among SMTC Corporation
                         ----------------
("Holdings"), HTM Holdings, Inc. (the "U.S. Borrower"), SMTC Manufacturing
  --------                             -------------
Corporation of Canada (the "Canadian Borrower"; together with the U.S. Borrower,
                            -----------------
the "Borrowers"), the several banks and other financial institutions or entities
     ---------
from time to time parties thereto (the "Lenders"), Lehman Brothers Inc., as
                                        -------
advisor, lead arranger and book manager, The Bank of Nova Scotia, as syndication agent, Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the "General Administrative Agent"), The Bank of Nova Scotia, as
               ----------------------------
Canadian administrative agent, Lehman Commercial Paper Inc., as collateral monitoring agent, and General Electric Capital Corporation, as documentation agent.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Holdings and the Borrowers requested that the Lenders amend, and agree to waive, certain of the provisions of the Credit Agreement;

          WHEREAS, the Required Lenders authorized the execution and delivery by the General Administrative Agent of the Fourth Amendment and First Waiver, dated as of January 10, 2002 (the "Existing Fourth Amendment"), to and under the
                             -------------------------
Credit Agreement;

          WHEREAS, the Existing Fourth Amendment has not become effective in accordance with its terms; and

          WHEREAS, the parties hereto wish to modify the Existing Fourth Amendment as more fully set forth below;

          NOW, THEREFORE, in consideration of the premises and the material covenants herein contained, the parties hereto hereby agree that the Existing Fourth Amendment is hereby replaced in its entirety as follows:

          1. Defined Terms. Terms used herein and defined in the Credit
             -------------
Agreement are used herein as therein defined.

          2. Waivers of Events of Default. The Lenders hereby waive the Defaults
             ----------------------------
and Events of Default arising by reason of (a) the failure of Holdings and the Borrowers to comply with the provisions of Sections 11.1(a), (c) and (d) of the Credit Agreement for any period prior to the Amendment Effective Date (as defined below), (b) any representation and warranty made by any Borrower, in connection with any extension of credit under the Credit Agreement between September 30, 2001 and the Amendment Effective Date, to the effect that no Default or Event of Default had occurred by reason of the failure of Holdings and the Borrowers to comply with the provisions of Sections 11.1(a), (c) and (d) of the Credit Agreement or (c) any failure of Holdings or any Borrower to give notice under the Credit Agreement of the failure of Holdings and the Borrowers to comply with the provisions of Sections 11.1(a), (c) and (d) of the Credit Agreement.

          3. Waivers of Financial Condition Covenants. The Lenders hereby waive
             ----------------------------------------
from the Amendment Effective Date until December 31, 2002 (the "Waiver Period")
                                                                -------------
compliance by the Borrowers with the provisions of Sections 11.1(a), (c) and (d) of the Credit Agreement for the periods ending at any time during the Waiver Period.

          4. Amendment to Section 1.1 of the Credit Agreement (Defined Terms).
             ----------------------------------------------------------------
Section 1.1 of the Credit Agreement is hereby amended as follows:

          (a) the definition of "Asset Sale" is hereby amended to read in its
                                 ----------
     entirety as follows:

               ""Asset Sale": any Disposition of Property or series of related
                 ----------
          Dispositions of Property (excluding any such Disposition permitted by Section 11.5 (other than clauses (e), (f), (i), (k) and (l)(ii) thereof)) which yields net proceeds to Holdings or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds)."

          (b) the definition of "Borrowing Base" is hereby amended by deleting
                                 --------------
     in its entirety the proviso in the first sentence thereof and substituting in lieu thereof the following:

          "; provided, that (A) not more than 50% of the Borrowing Base of
             --------
          either Borrower may be attributable to Eligible Inventory and (B) not more than $1,000,000 of the Borrowing Base of the U.S. Borrower may be attributable to Mexican Inventory until (notwithstanding anything to the contrary contained in the definition of "Eligible Inventory" or "Mexican Inventory") such time as the Required Lenders shall have determined in their sole discretion that the General Administrative Agent has a perfected first priority Lien (or substantial equivalent thereof under applicable local law) on such Inventory pursuant to the Security Documents at which time the Mexican Inventory shall be included in Borrowing Base in an amount and with such advance rates as may be agreed upon by the Borrowers and the Required Lenders";

          (c) paragraph (b) of the definition of "Eligible Inventory" is hereby
                                                   -----------------
     amended to read in its entirety as follows:

               "(b)(x) Inventory (other than Mexican Inventory, subject to the provisions of the definition of "Borrowing Base" in this Section 1.1) as to which an Administrative Agent does not have pursuant to the Security Documents a perfected first priority security interest or, in the case of any Inventory located outside the United States, the substantial equivalent thereof under applicable local law (it being understood that, to the extent any Inventory is located outside the United States or Canada, the determination of whether or not an Administrative

          Agent has such a perfected first priority security, or substantial equivalent thereof, in such Inventory shall be made by the Required Lenders in their sole discretion) or (y) Inventory as to which such Borrower or a Subsidiary thereof does not have good and marketable title, free and clear of any and all Liens (other than inchoate warehouseman's or similar Liens and Liens created pursuant to the Security Documents but including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure such Borrower's performance with respect to that Inventory);"

          (d) the definition of "Consolidated EBITDA" is hereby amended by (i)
                                 -------------------
     deleting "and" immediately prior to clause (m) thereof and substituting in lieu thereof a comma and (ii) adding immediately after clause (m) thereof "and (n) incremental costs incurred by Holdings and its Subsidiaries pursuant to the Fourth Amendment (including the fees and expenses incurred pursuant to the letter agreement delivered pursuant to Section 36(f) of the Fourth Amendment and including the fees and expenses of PricewaterhouseCoopers LLP, Simpson Thacher & Bartlett and any other advisors to the Lenders),"

          (e) the definition of "Loan Documents" is hereby amended to read in its entirety as follows:

               ""Loan Documents": this Agreement, the Security Documents, the
                 --------------
          Applications, the Notes, the Acceptances, the Acceptance Notes, the Warrant Agreement, the Warrants issued under the Warrant Agreement and the Registration Rights Agreement.";

          (f) the definition of "Net Cash Proceeds" is hereby amended by adding at the end of clause (a) thereof immediately prior to "and, (b)" the following: ", but in the case of proceeds from Asset Sales only to the extent the amount of such proceeds exceeds (i) U.S.$50,000 for any individual Disposition or (ii) U.S.$100,000 for all Dispositions consummated on or after January 10, 2002";

          (g) the definition of "Swing Line Lender" is hereby amended by inserting at the end thereof immediately prior to the period the following:

               "provided, however, that during the Fourth Amendment Waiver
                --------  -------
          Period the term "Swing Line Lender" shall mean Lehman Commercial Paper Inc., in its capacity as the lender of Swing Line Loans"; and

          (h) the following new defined terms are hereby inserted in Section 1.1 in their correct alphabetical order:

               ""Cash Management Losses": all reasonable and customary losses,
                 ---- -----------------
          damages, costs and expenses which the General Administrative Agent, the Canadian Administrative Agent, any Lender or any affiliate of any Lender may suffer or incur, including without limitation, all obligations of any Loan Party on account of any overdrafts, returned items and canceled credits, as a result of the operation or the maintenance of any bank account by such Administrative Agent, such Lender or such affiliate, or otherwise in connection with cash management arrangements established by or on behalf of any Loan Party, in any case solely to the extent such accounts or arrangements are subject of a Lien for the benefit of the Lenders or are otherwise established for the benefit of the Lenders.

               "Fourth Amendment": the Fourth Amendment and First Waiver, dated
                ----------------
          as of February 8, 2002, to and under this Agreement.

               "Fourth Amendment Effective Date": the Amendment Effective Date
                -------------------------------
          under and as defined in the Fourth Amendment.

               "Fourth Amendment Waiver Period": the period commencing on the
                ------------------------------
          Fourth Amendment Effective Date through and including December 31,
          2002.

               "Irish Inventory": Inventory of the Subsidiaries of the Borrowers
                ---------------
          organized under the laws of Ireland which satisfies all requirements of the definition of Eligible Inventory in this Section 1.1 except the requirements set forth in subsections (b) and (h) of such definition.

               "Lockbox Accounts": as defined in Section 10.14.
                ----------------

               "Registration Rights Agreement": the Registration Rights
                -----------------------------
          Agreement, substantially in the form of Annex D to the Fourth Amendment, to be entered into pursuant to the Fourth Amendment.

               "U.S. Concentration Account": as defined in Section 10.14.
                --------------------------

               "Warrant Agreement": the Warrant Agreement, substantially in the
                -----------------
          form of Annex E to the Fourth Amendment, to be entered into pursuant to the Fourth Amendment.

               "Warrants": as defined in the Warrant Agreement.".
                --------

          5. Amendments to Section 2.4 of the Credit Agreement (U.S. Revolving
             -----------------------------------------------------------------
Credit Commitments). Section 2.4(b) of the Credit Agreement is hereby ------------------ amended by adding at the end thereof immediately prior to the period therein: "provided that at any time when the Consolidated Total Leverage
                 --------
Ratio is greater than 4.00 to 1.00 as determined on any Adjustment Date and in effect thereafter pursuant to the Pricing Grid, no U.S. Revolving Credit Loan may be made as a Eurodollar Loan".

          6. Amendment to Section 2.6 of the Credit Agreement (Swing Line
             ------------------------------------------------------------
Commitment). Section 2.6(a) of the Credit Agreement is hereby amended by
----------
inserting at the end of the first sentence thereof the following:

          "Notwithstanding anything to the contrary contained in the preceding sentence, during the Fourth Amendment Waiver Period, Lehman Commercial Paper Inc. shall be the only Swing Line Lender."

          7. Amendment to Section 2.7(a) of the Credit Agreement (Procedure for
             -------------------------------------------------------------------
Swing Line Borrowing; Refunding of Swing Line Loans). Section 2.7(a) of the --------------------------------------------------- Credit Agreement is hereby amended by (a) inserting immediately after the phrase "1:30 P.M., New York City time" in the first sentence thereof the following: "(or, during the Fourth Amendment Waiver Period, 3:00 P.M., New York City time) and (b) inserting immediately after the phrase "3:00 P.M., New York City time" in the third sentence thereof the following: "(or, during the Fourth Amendment Waiver Period, 4:30 P.M., New York City time)".

          8. Amendment to Section 5.1(b) of the Credit Agreement (Canadian
             -------------------------------------------------------------
Revolving Commitments). Section 5.1(b) of the Credit Agreement is hereby --------------------- amended by adding at the end thereof immediately prior to the period therein: "provided that at any time when the Consolidated Total
                     --------
Leverage Ratio is greater than 4.00 to 1.00 as determined on any Adjustment Date and in effect thereafter pursuant to the Pricing Grid, no Canadian Revolving Credit Loan may be made as a Eurodollar Loan".

          9. Amendment to Section 5.14 of the Credit Agreement (Canadian Swing
             -----------------------------------------------------------------
Line Commitment). Section 5.14(a) of the Credit Agreement is hereby amended by
---------------
(a) deleting the "and" immediately prior to clause (ii) in the proviso thereof and substituting in lieu thereof a comma and (b) adding at the end thereof immediately before the period: "and (iii) on and after the Fourth Amendment Effective Date, the Canadian Borrower shall not request, and the Canadian Swing Line Lender shall not make, any Canadian Swing Line Loan".

          10. Amendment to Section 6.1 of the Credit Agreement (L/C
              -----------------------------------------------------
Commitments). Section 6.1 of the Credit Agreement is hereby amended as follows:
-----------

          (a) Section 6.1(a) of the Credit Agreement is hereby amended by adding at the end of the second sentence thereof immediately before the period the following: ", provided, further, that, notwithstanding anything to the
                   --------  -------
     contrary contained in this Section 6.1(a), with respect to any U.S. Letter of Credit issued or extended at any time on or after the Fourth Amendment Effective Date, such U.S. Letter of Credit shall expire no later than December 31, 2002"; and

          (b) Section 6.1(b) of the Credit Agreement is hereby amended by adding at the end of the second sentence thereof immediately before the period the following: ", provided, further, that, notwithstanding anything to the
                   --------  -------
     contrary contained in this Section 6.1(b), with respect to any Canadian Letter of Credit issued or extended at any time on or after the Fourth Amendment Effective Date,, such Canadian Letter of Credit shall expire no later than December 31, 2002".

          11. Amendment to Section 7.1 of the Credit Agreement (Interest Rates
              ----------------------------------------------------------------
and Payment Dates). Section 7.1(e) of the Credit Agreement is hereby
-----------------
amended to delete such Section in its entirety and substituting in lieu thereof the following:

          "(e) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any fee or other amount (which is not being disputed in good faith by Holdings or its Subsidiaries) payable hereunder or under any other agreement among the Borrowers, any of the Lenders and the General Administrative Agent shall not be paid when due (whether at stated maturity, by acceleration or otherwise), for so long as such Event of Default is continuing (i) the principal amount of all Loans shall to the extent legally permitted bear interest at a rate per annum equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% and (ii) the fees in respect of Letters of Credit payable pursuant to Sections 6.3(a) and (b) shall be increased by 2%.".

          12. Amendment to Section 7.2 of the Credit Agreement (Conversion and
              ----------------------------------------------------------------
Continuation Option With Respect to Loans). Section 7.2 of the Credit
-----------------------------------------
Agreement is hereby amended as follows:

          (a) Section 7.2(a) is hereby amended by:

               (i) inserting immediately before the phrase "when any Default or Event of Default" in clause (i) in the proviso in the last sentence thereof "(x)"; and

               (ii) adding at the end of clause (i) in the proviso in the last sentence thereof: "or (y) at any time when the Consolidated Total Leverage Ratio is greater than 4.00 to 1.00 as determined on any Adjustment Date and in effect thereafter pursuant to the Pricing Grid";

          (b) Section 7.2(b) is hereby amended by:

               (i) inserting immediately before the phrase "when any Default or Event of Default" in clause (i) in the proviso in the last sentence thereof "(x)"; and

               (ii) adding at the end of clause (i) in the proviso in the last sentence thereof: "or (y) at any time when the Consolidated Total Leverage Ratio is greater than 4.00 to 1.00 as determined on any Adjustment Date and in effect thereafter pursuant to the Pricing Grid"; and

          (c) Section 7.2(c) is hereby amended by:

               (i) deleting "or" immediately before the reference to "(iii)" in the proviso thereof and substituting in lieu thereof a comma; and

               (ii) adding at the end of clause (iii) in the proviso thereof immediately prior to the comma therein: "or (iv) at any time when the Consolidated Total Leverage Ratio is greater than 4.00 to 1.00 as determined on any Adjustment Date and in effect thereafter pursuant to the Pricing Grid".

          13. Amendment to Section 7.5 of the Credit Agreement (Mandatory
              -----------------------------------------------------------
Prepayments; Application of Prepayments). Section 7.5 of the Credit
---------------------------------------
Agreement is hereby amended as follows:

          (a) Section 7.5(c) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

               "(c) Unless the Required Prepayment Lenders shall in their sole discretion otherwise agree, if on any date Holdings or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale then within five Business Days after receipt by the Holdings or such Subsidiary of such Net Cash Proceeds, the Term Loans shall be prepaid in an amount equal to the amount of such Net Cash Proceeds, as set forth in Section 7.5(f). The provisions of this Section 7.5(c) do not constitute a consent to the consummation of any Disposition not permitted by Section 11.5";

          (b) Section 7.5(f) of the Credit Agreement is hereby amended by adding immediately after "Section 7.4(a)" therein ", Section 7.5(c)"; and

          (c) Section 7.5 of the Credit Agreement is hereby amended by inserting a new Section 7.5(j) as follows:

               "(j) On each Business Day, the U.S. Borrower shall, without notice or demand, immediately prepay the Loans in an aggregate principal amount equal to the amount of funds on deposit in the U.S. Concentration Account first, to the prepayment of the Swing
                                     -----
          Line Loans (without a corresponding permanent reduction of the Swing Line Commitment) and second, to the prepayment of the U.S.
                                     ------
          Revolving Credit Loans (without a corresponding permanent reduction of the U.S. Revolving Credit Commitments).".

          14. Amendment to Section 7.6 of the Credit Agreement (Certain
              ---------------------------------------------------------
Fees). Section 7.6 of the Credit Agreement is hereby amended by adding at
----
the end thereof immediately after paragraph (d) thereof the following:

               "(e) (i) Upon the occurrence of an Event of Default arising out of each violation of (A) any covenant set forth in Section 11.1(e) or
          (g), (B) the terms of the letter agreement delivered pursuant to
          Section 36(f) of the Fourth Amendment or (C) any covenant set forth in
          Section 11.1(f), Holdings shall pay, within 5 days after the occurrence of such Event of Default, to the General Administrative Agent, for the benefit of the Lenders, a one-time fee for each such violation in an amount equal to 0.25% of the sum of each Lender's Revolving Credit Commitments and Term Loans then outstanding; provided
                                                                        --------
          that only one such fee shall be charged for each fiscal quarter for all defaults under each of the foregoing clauses (A), (B) and (C) (i.e., the maximum aggregate amount of all such fees in any fiscal quarter shall not exceed 0.75% of the sum of the Revolving Credit Commitments and the Term Loans then outstanding).".

          15. Amendment to Section 8.2 of the Credit Agreement (No Change).
              -----------------------------------------------------------
Section 8.2 of the Credit Agreement is hereby amended by adding immediately prior to the period at the end thereof the following: ", provided that on
                                                         --------
and after the Fourth Amendment Effective Date, the foregoing representation and warranty shall be deemed amended to substitute September 30, 2001 in lieu of December 31, 1999 so long as no fact or other information shall have proven that any financial statement delivered prior to the Fourth Amendment Effective Date pursuant to Section 10.1 shall not have been correct and accurate in all material respects or shall not have presented fairly in all material respects the consolidated financial condition of Holdings and it Subsidiaries as at the date reflected in such financial statement".

          16. Amendment to Section 10.1 of the Credit Agreement (Financial
              ------------------------------------------------------------
Statements). Section 10.1 of the Credit Agreement is hereby amended by (a)
----------
deleting "and" at the end of paragraph (b) thereof, (b) adding at the end of paragraph (c) immediately after the semicolon therein "and" and (c) adding immediately after paragraph (c) thereof the following new paragraph
(d):

               "(d) as soon as available, but in any event not later than 15 Business Days after the end of each month occurring during the fiscal year of Holdings, the unaudited consolidating balance sheets of Holdings and its Subsidiaries as at the end of such month, and related unaudited consolidating statements of income and of cash flows for such month and the portion of the fiscal year of Holdings through the end of such month (including without limitation, management's discussion and analysis thereof), setting forth in each case in comparative form the figures set forth in the budget delivered to the Lenders and the General Administrative Agent pursuant to the Fourth Amendment, all of the foregoing in form and detail reasonably satisfactory to the General Administrative Agent;".

          17. Amendment to Section 10.2 of the Credit Agreement
              -------------------------------------------------
(Certificate; Other Information). Section 10.2 of the Credit Agreement is
 ------------------------------
hereby amended by (a) deleting the reference to "clause (f)" in the introductory clause thereof and substituting in lieu thereof a reference to "clause (j)", (b) adding immediately at the end of the introductory clause thereof ", or, in the case of clause (h), to the General Administrative Agent, (c) relettering clause (g) as clause (j), (d) deleting "and" at the end of clause (f) thereof and (e) adding immediately after clause (f) thereof the following:

               "(g) as soon as practicable after the end of each week (each, a "Reporting Week") (and in any event on or before the seventh Business
           --------------
          Day following the end of such Reporting Week, during the eight-week period after the Fourth Amendment Effective Date, and after the end of such eight-week period, on or before the last Business Day of the week immediately following such Reporting Week), a thirteen-week cash flow forecast for Holdings and its Subsidiaries, together with a comparison of the actual results for such Reporting Week against the prior forecasts, which shall (w) include the total of checks outstanding,
          (x) indicate the amount available under the Revolving Credit Facility and the Canadian Revolving Credit Facility, (y) indicate whether there is a forecasted cash surplus or deficiency and (z) in all respects provide detail reasonably satisfactory to the General Administrative Agent;

               (h) on each Business Day, a report of the amount of available cash on hand of Holdings and its Subsidiaries at the end of the immediately preceding Business Day;

               (i) as soon as available, but in any event not later than the seventh Business Day of each month occurring during the fiscal year of Holdings, a monthly sales flash report, together with a comparison setting forth actual sales results against projected sales results for the prior four, six and eight-week periods, in form and detail reasonably satisfactory to the General Administrative Agent; and".

          18. Amendment to Section 10.3 of the Credit Agreement (Collateral
              -------------------------------------------------------------
Reports). Section 10.3 of the Credit Agreement is hereby amended as
-------
follows:

          (a) by deleting paragraph (a) thereof and substituting in lieu thereof the following:

               "(a) to the Collateral Monitoring Agent on or before the last Business Day of each week, a Borrowing Base Certificate of such Borrower for the immediately preceding week accompanied by supporting detail and documentation as shall be requested by, and in form and detail reasonably satisfactory to, the Collateral Monitoring Agent in its reasonable discretion, including, without limitation, an aging of accounts receivable and accounts payable, a flash report of Eligible Inventory by customer and location and an update of accounts receivable balances;"; and

          (b) by (i) deleting "and" at the end of paragraph (c) thereof,
     (ii) deleting the period at the end of paragraph (d) thereof and substituting in lieu thereof "; and", and (iii) adding at the end thereof immediately after paragraph (d) the following:

               "(e) to the Collateral Monitoring Agent no later than five days after the end of each fiscal month, an updated report of values of Inventory, in form and detail reasonably satisfactory to the Collateral Monitoring Agent.".

          19. Amendment to Section 10.7 of the Credit Agreement (Inspection
              -------------------------------------------------------------
of Property; Books and Records; Discussion). Section 10.7 of the Credit
------------------------------------------
Agreement is hereby amended by (a) deleting "and" immediately prior to clause (b) thereof and substituting in lieu thereof a comma and (b) adding at the end thereof immediately prior to the period therein ", (c) permit, on reasonable advance notice to Holdings and the Borrowers, PricewaterhouseCoopers LLP (or such other advisor as the Lenders may select) to conduct periodic reviews of the Borrowing Base, at the request and direction of the General Administrative Agent, which shall be at the expense of Holdings and the Borrowers and (d) permit, on reasonable advance notice to Holdings and the Borrowers, the General Administrative Agent to conduct periodic reviews of the working capital of Holdings and the Borrowers, at the request and direction of the Lenders, which shall be at the expense of Holdings and the Borrowers".

          20. Amendment to Section 10 of the Credit Agreement (Affirmative
              ------------------------------------------------------------
Covenants). Section 10 of the Credit Agreement is hereby amended by adding at
---------
the end thereof immediately after Section 10.12 thereof the following:

               "10.13 Additional Delivery of Collateral. On and after the
                      ---------------------------------
          Fourth\ Amendment Effective Date, use their reasonable best efforts to provide the General Administrative Agent with a perfected first priority Lien (or substantial equivalent thereof under applicable local law) on all Inventory and real property owned by (a) the Borrowers and (b)(i) unless the Borrowers shall have determined in good faith that it would result in adverse tax consequences to the Borrowers or any Subsidiary thereof, of their Subsidiaries and located in Ireland and (ii) unless the Borrowers and the General Administrative Agent shall have determined in good faith that it would result in adverse financial consequences to the Borrowers or any Subsidiary thereof, of their Subsidiaries and located in Mexico, provided that the Borrowers shall not be obligated to provide such
          --------
          Lien until such time as the Required Lenders and the Borrowers shall have agreed upon the amount of Mexican Inventory to be included in the Borrowing Base, the advance rates applicable thereto and any related amendment to the definition of Borrowing Base.

               10.14 Cash Management. Within ten Business Days after the Fourth
                     ----------------
          Amendment Effective Date, (a) establish, pursuant to documentation reasonably satisfactory to the General Administrative Agent, a system of lockbox accounts in the United States (the "Lockbox Accounts") and
                                                        ------------------
          concentration accounts in the United States (the "U.S. Concentration
                                                            ------------------
          Account") and Canada with Comerica Bank, The Bank of Nova Scotia or
          -------
          any other bank or financial institution reasonably acceptable to the General Administrative Agent (the "Deposit Banks") under the control
                                             -------------
          of the General Administrative Agent or the Canadian Administrative Agent, as the case may be, into which all Accounts of the Borrowers and their Subsidiaries shall be paid (including the proceeds of any sale of Accounts or other similar transaction with respect to Accounts, but excluding proceeds aggregating the equivalent of U.S.$3,000,000 on a daily basis (the "Excluded Irish Amounts") in
                                                ----------------------
          respect of Accounts of Subsidiaries of the Borrowers organized under the laws of Ireland which shall be maintained in deposit accounts with banks located in Ireland (the "Irish Deposit Accounts")), (b)
                                         ----------------------
          instruct, pursuant to instructions reasonably satisfactory to the General Administrative Agent, all debtors in respect of Accounts of Holdings and its Subsidiaries to make payment of all amounts payable in respect of such Accounts directly into the Lockbox Accounts, (c) maintain all operating accounts and deposit accounts with the Deposit Banks under the control of the General Administrative Agent, except for the Irish Deposit Accounts, and (d) provide the General Administrative Agent with control of, and a perfected security interest in (or the substantial equivalent thereof under applicable local law in any jurisdiction outside the United States), all such lockbox, concentration, operating and deposit accounts."

          21. Amendment to Section 11.1 of the Credit Agreement (Financial
              ------------------------------------------------------------
Condition Covenants). Section 11.1 of the Credit Agreement is hereby
-------------------
amended by adding at the end thereof immediately after paragraph (d) thereof the following:

               "(e) Minimum Cumulative Consolidated EBITDA. Permit the
                    ---------------------------------------
          cumulative Consolidated EBITDA of Holdings and its Subsidiaries for the portion of any fiscal quarter ending on any date set forth on
          Schedule 11.1(e) to be less than the amount set forth opposite such date on Schedule 11.1(e); provided that, for purposes of determining compliance with the foregoing covenant, if the cumulative Consolidated EBITDA for any full fiscal quarter exceeds the amount set forth on
          Schedule 11.1(e) for such fiscal quarter, 50% of such excess may be carried over and added to the cumulative Consolidated EBITDA for the immediately following full fiscal quarter, to the extent that the cumulative Consolidated EBITDA for such following fiscal quarter would be less than the required amount set forth above for such fiscal quarter.

               (f) Maximum Outstanding Extensions of Credit. (i) Permit the sum
                   -----------------------------------------
          of the Aggregate U.S. Revolving Extensions of Credit and the Aggregate Canadian Revolving Extensions of Credit (such sum, the "Total
                                                                  -----
          Revolving Extensions of Credit") on any date set forth on Schedule
          ------------------------------
          11.1(f) to be greater than the amount set forth opposite such date on
          Schedule 11.1(f).

               (ii) On any day (other than the last day) of any month set forth on Schedule 11.1(f), permit the Total Revolving Extensions of Credit to exceed the least of (A) the Borrowing Base in effect on such day,
          (B) $95,280,000 and (C) 120% of the amount set forth on Schedule 11.1(f) for the last day of such month.

               (iii) Notwithstanding the limitations set forth in clauses (i) and (ii) above, the Total Revolving Extensions of Credit may, on any day from and including September 30, 2002 to and including December 31, 2002, exceed the applicable limitations set forth above in clauses
          (i) and (ii) so long as (A) no Event of Default has occurred during the period from the Fourth Amendment Effective Date through and including such day, (B) the Total Revolving Extensions of Credit on such day does not exceed the lesser of (x) the Borrowing Base in effect on such day and (y) $100,000,000 and (C) the amount by which the Total Revolving Extensions of Credit exceeds the applicable limitations set forth in clauses (i) and (ii) above is less than or equal to the aggregate amount of scheduled principal payments made in respect of the Term Loans on or after September 30, 2002 and on or prior to such day.

               (g) Minimum Availability Test. As at the last day of each month
                   -------------------------
          during the Fourth Amendment Waiver Period, permit the difference between (i) the Borrowing Base (which shall, for purposes of this
          Section 11.1(g) only, also include Irish Inventory at the applicable Advance Rate for Eligible Inventory) in effect on such day, minus (ii)
                                                                      -----
          the Total Revolving Extensions of Credit on such day minus (iii) the
                                                               -----
          aggregate amount on such day of accounts payable of Holdings and its Subsidiaries that are more than 60 days past due, to be less than $20,000,000.".

          22. Amendment to Section 11.2 of the Credit Agreement (Limitation
              -------------------------------------------------------------
on Indebtedness). Section 11.2 of the Credit Agreement is hereby amended by
---------------
adding the following at the end thereof:

          "Notwithstanding the foregoing provisions of this Section 11.2, from and after January 10, 2002, Holdings will not, and will not permit any Subsidiary to, incur any Indebtedness, except (x) Indebtedness permitted pursuant to paragraphs (a), (b), (c), (d), (e),
     (f), (h), (i), (k) and (m) above in this Section 11.2 and (y) Indebtedness that is subordinated to the Indebtedness under this Agreement in a manner, and pursuant to documentation, reasonably satisfactory to the General Administrative Agent, provided that the
                                                       --------
     Net Cash Proceeds of the incurrence of any such Indebtedness shall be applied in accordance with Section 7.5(b) without giving effect to the proviso therein (it being understood that this paragraph prohibits only the incurrence of Indebtedness after January 10, 2002 and that Indebtedness outstanding on January 10, 2002 that was permitted to be incurred by this Section 11.2 as in effect before January 10, 2002 may continue to remain outstanding to the extent permitted by paragraphs
     (a) through (q) of this Section 11.2)."

          23. Amendment to Section 11.5 of the Credit Agreement (Limitation
              -------------------------------------------------------------
on Disposition of Property). Section 11.5 of the Credit Agreement is hereby
--------------------------
amended by:

          (a) adding at the end of clause (e) thereof immediately
     "provided, further, to the extent that any such Disposition
      --------  -------
     consummated pursuant to this clause (e) is a Disposition of Accounts, the proceeds of any such Disposition shall be paid by the applicable purchaser directly into a Lockbox Account;"; and

          (b) deleting clause (g) in its entirety and substituting in lieu thereof following new clause (g):

               "(g) the sale or discount, in each case without recourse, of Accounts arising in the ordinary course of business, but only in connection with the compromise or collection thereof; provided
                                                                --------
          that the proceeds of any such sale shall be paid by the applicable purchaser directly into a Lockbox Account;".

          24. Amendment to Section 11.7 of the Credit Agreement (Capital
              ----------------------------------------------------------
Expenditures). Section 11.7 of the Credit Agreement is hereby amended by
------------
adding at the end thereof the following:

          "From and after the Fourth Amendment Effective Date, the foregoing covenant for the 2001 fiscal year of Holdings shall not be applicable. Notwithstanding anything to the contrary contained in this Section 11.7, during the period from October 1, 2001 though and including December 31, 2002, Holdings shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or commit to make any Capital Expenditure, except Capital Expenditures of Holdings and its Subsidiaries in the ordinary course of business not exceeding an aggregate amount during any fiscal quarter of Holdings the amount set forth below opposite such fiscal quarter:

                Fiscal Quarter                            Amount
                --------------                          ----------

                   FQ4 2001                             $  750,000
                   FQ1 2002                             $1,050,000
                   FQ2 2002                             $2,000,000
                   FQ3 2002                             $2,000,000
                   FQ4 2002                     Any amount not expended in FQ2
                                                     2002 and FQ3 2002

          ; provided that with respect to any asset acquired pursuant to
            --------
          the Capital Expenditures permitted under this Section 11.7 which
          (x) has a purchase price in excess of $250,000 and is not in the nature of maintenance Capital Expenditures and (y) is located within the United States of America or Canada, Holdings or the applicable Borrower or Subsidiary shall comply with Section 10.11 (without regard to the requirement of certain minimum values with respect to real property set forth therein) to provide the General Administrative Agent, for the benefit of the Lenders, a perfected first priority Lien on such asset.".

          25. Amendment to Section 11.8 of the Credit Agreement (Limitation
              -------------------------------------------------------------
on Investments). Section 11.8 of the Credit Agreement is hereby amended as
--------------
follows:

          (a) Section 11.8(f) is hereby amended by adding at the end thereof immediately prior to the semicolon therein "consummated before January 10, 2002"; and

          (b) Section 11.8(s) is hereby amended by adding at the end thereof immediately prior to the period therein the following: ", provided that no additional Investments shall be permitted pursuant to
     --------
     this clause (s) on and after January 10, 2002".

          26. Amendment to Section 11.9 of the Credit Agreement (Limitation
              -------------------------------------------------------------
on Optional Prepayments and Modifications of Debt Instruments, etc.).
-------------------------------------------------------------------
Section 11.9 of the Credit Agreement is hereby amended by adding at the end of the last sentence thereof the following: ", but only to the extent any such redemption was consummated prior to January 10, 2002".

          27. Amendment to Section 11.11 of the Credit Agreement
              --------------------------------------------------
(Limitation on Sale and Leasebacks). Section 11.11 of the Credit Agreement
----------------------------------
is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

          "11.11. Limitation on Sales and Leasebacks. Enter into any
                  ----------------------------------
     arrangement with any Person providing for the leasing by Holdings, either Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by Holdings, such Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of Holdings, such Borrower or such Subsidiary (a "Sale/Leaseback Transaction"), without the prior written
                    --------------------------
     consent of the Required Lenders, which consent may be withheld in the sole discretion of the Required Lenders.".

          28. Amendment to Section 13 of the Credit Agreement (Events of
              ----------------------------------------------------------
Default). Section 13(c) of the Credit Agreement is hereby amended by
-------
deleting the reference to "(i)" at the beginning thereof and adding at the end thereof immediately prior to the semicolon therein: ", provided,
                                                           --------
however, that with respect to any default in the observance or performance
-------
of any agreement contained in Section 11.1(e), (f) or (g) at the end of any month during the Fourth Amendment Waiver Period, any Event of Default arising therefrom shall be deemed permanently waived by the Lenders if (x) the Lenders in their sole discretion shall not have accelerated the obligations under this Agreement in accordance with this Section 13, (y) Holdings shall be in compliance with Section 11.1(e), (f) and (g) at the end of the fiscal quarter in which such monthly financial covenant violation occurs and (z) all fees payable pursuant to this Agreement (including without limitation, such fees payable pursuant to Section 7.6(e)) shall have been paid when due".

          29. Amendment to Section 15.5 of the Credit Agreement (Payment of
              -------------------------------------------------------------
Expenses). Section 15.5 of the Credit Agreement is hereby amended by (a)
--------
relettering clauses (c) and (d) as clauses (d) and (e), respectively, (b) deleting "all the foregoing in this clause (d)" in clause (d) thereof and substituting in lieu thereof "all the foregoing in this clause (e)" and (c) adding immediately after clause (b) thereof the following:

          "(c) to pay and reimburse (i) each advisor retained by the Lenders or the Agents all of their reasonable costs and expenses incurred in connection with any reviews or analyses reasonably requested by the General Administrative Agent or the Required Lenders pursuant to this Agreement, including without limitation, the fees and disbursements of PricewaterhouseCoopers LLP and Jefferson Wells and (ii) each of Comerica Bank, the Bank of Nova Scotia and the General Administrative Agent all of their reasonable costs and expenses incurred in connection with the preparation, execution, delivery and administration of the documentation entered into in connection with the establishment and maintenance of the cash management system pursuant to Section 10.14, including, without limitation, reasonable fees and disbursements of counsel (including the allocated fees and disbursements of in-house counsel),".

          30. Amendment to Section 15.18 (Intercreditor Provisions).
              -----------------------------------------------------
Section 15.18 of the Credit Agreement is hereby amended by deleting such
Section in its entirety and substituting in lieu thereof the following:

          "15.18 Intercreditor Provisions. (a) Notwithstanding (i) any
                 ------------------------
     provision hereof or of any other Loan Document and (ii) the priority of any Lien on the Collateral, all proceeds received by the Canadian Administrative Agent from the Canadian Facility Guarantees or from the exercise by the Canadian Administrative Agent of any of its remedies under any of the Canadian Security Documents or the Canadian Facility Guarantees shall be applied by the Canadian Administrative Agent as follows:

               First, to reimburse the Canadian Administrative Agent for
               -----
          all costs and expenses incurred by them in administering the Collateral, the Canadian Facility Guarantees and the Canadian Security Documents and in enforcing rights thereunder;

               Second, to the Canadian Administrative Agent, the Lenders or
               ------
          any affiliate of any Lender to pay all amounts payable in respect of Cash Management Losses owing by the Canadian Borrower or any Subsidiary thereof, ratably among the Canadian Administrative Agent, the Lenders or any affiliate of any Lender according to the amounts of such obligations owing to the Canadian Administrative Agent, the Lenders or any affiliate of any Lender;

               Third, to the Lenders or, in the case of any Specified Hedge
               -----
          Agreement, any affiliate of any Lender, to pay principal of, accrued and unpaid interest on, and other amounts payable hereunder with respect to all indebtedness, obligations and liabilities of the Canadian Borrower and its Subsidiaries under the Loan Documents (including, without limitation, the obligations of the Canadian Borrower to cash collateralize Canadian L/C Obligations) and all amounts payable in respect of any Specified Hedge Agreement of the Canadian Borrower or any of its Subsidiaries, but only to the extent that, and only so long as, the obligations of the Canadian Borrower under this Agreement are secured and guaranteed pursuant to the Canadian Security Documents and the Canadian Facility Guarantees, ratably among the Lenders according to the amounts of such obligations owing to the Lenders or, in the case of any Specified Hedge Agreement, any affiliate of any Lender;

               Fourth, after payment in full of all of the amounts
               ------
          described in the foregoing clauses First, Second and Third of
                                             -----  ------     -----
          this paragraph (a), to the Canadian Borrower or the other Loan Parties entitled thereto or as otherwise may be required under applicable law.

               (b) Notwithstanding (i) any provision hereof or of any other Loan Document and (ii) the priority of any Lien on the Collateral, all proceeds received by the General Administrative Agent from the guarantees contained in the Guarantee and Collateral Agreement or from the exercise by the General Administrative Agent of any of its remedies under any of the Security Documents or the guarantees contained in the Guarantee and Collateral Agreement shall be applied by the General Administrative Agent as follows:

               First, to reimburse the General Administrative Agent for all
               -----
          costs and expenses incurred by them in administering the Collateral and the Security Documents and in enforcing rights thereunder;

               Second, to the General Administrative Agent, the Lenders or
               ------
          any affiliate of any Lender to pay all amounts payable in respect of Cash Management Losses owing by the U.S. Borrower or any Subsidiary thereof, ratably among the General Administrative Agent, the Lenders or any affiliate of any Lender according to the amounts of such obligations owing to the General Administrative Agent, the Lenders or any affiliate of any Lender;

               Third, to the Lenders, or in the case of any Specified Hedge
               -----
          Agreement, any affiliate of any Lender, to pay principal of, accrued and unpaid interest on, and other amounts payable hereunder with respect to all indebtedness, obligations and liabilities of the U.S. Borrower and the Subsidiary Guarantors under the Loan Documents (including, without limitation, the guarantee obligations of the U.S. Borrower pursuant to Section 12 and the obligations of the U.S. Borrower to cash collateralize U.S. L/C Obligations) and all amounts payable in respect of the Borrower Hedge Agreement Obligations (as defined in the Guarantee and Collateral Agreement), but only to the extent that, and only so long as, the Borrower Credit Agreement Obligations (as defined in the Guarantee and Collateral Agreement) are secured and guaranteed pursuant to the Guarantee and Collateral Agreement, ratably among the Lenders according to the amounts of such obligations owing to the Lenders or, in the case of any Specified Hedge Agreement, any affiliate of any Lender;

               Fourth, after payment in full of all of the amounts
               ------
          described in the foregoing clauses First, Second and Third of
                                             -----  ------     -----
          this paragraph (b), to the U.S. Borrower or the other Loan Parties entitled thereto or as otherwise may be required under applicable law.".

          31. Amendment to Annex A to the Credit Agreement (Pricing Grid).
              ----------------------------------------------------------
Annex A to the Credit Agreement is hereby amended by deleting such Annex in its entirety and inserting in lieu thereof Annex A attached hereto, it being understood and agreed that (i) such amendment shall be deemed to be effective as of January 10, 2002 and (ii) the Annex A attached hereto shall be used for all determinations of the Applicable Margin on and after January 10, 2002.

          32. Additional Schedules to the Credit Agreement. The Credit
              --------------------------------------------
Agreement is hereby amended by adding thereto Schedules 11.1(e) and (f) in the forms attached hereto as Annexes B and C, respectively.

          33. Indemnification of Cash Management Losses. For avoidance of
              -----------------------------------------
doubt, the Lenders hereby acknowledge and confirm that the indemnification provisions of Section 14.7 of the Credit Agreement are applicable to and include any Cash Management Losses that may be owing to either
Administrative Agent.

          34. First Amendment to Guarantee and Collateral Agreement. The
              -----------------------------------------------------
General Administrative Agent is hereby instructed by the Lenders to execute and deliver an amendment to the Guarantee and Collateral Agreement, substantially in the form attached hereto as Annex F (the "First Amendment
                                                           ---------------
to the Guarantee and Collateral Agreement").
-----------------------------------------

          35. Amendment to Canadian Facility Guarantees and Canadian
              ------------------------------------------------------
Security Documents. The Canadian Administrative Agent is hereby instructed
------------------
by the Lenders to execute and deliver such amendments to the Canadian Facility Guarantees and the Canadian Security Documents as the Canadian Administrative Agent shall determine is necessary or advisable to obtain a first priority security interest in the Collateral to secure obligations owing by the Canadian Borrower or any of its Subsidiaries in respect of Cash Management Losses incurred by the Canadian Administrative Agent, any Lender or any affiliate of any Lender.

          36. Effectiveness. The Amendment shall become effective on the
              -------------
date of satisfaction of the following conditions precedent (the "Amendment
                                                                 ---------
Effective Date"):
--------------

          (a) The General Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Holdings and each of the Borrowers.

          (b) The General Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto ("Lender Consent Letters"), from Lenders constituting the Required
       ----------------------
     Lenders.

          (c) The General Administrative Agent shall have received an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each Loan Party other than the Borrowers.

          (d) The General Administrative Agent shall have received counterparts of the First Amendment to the Guarantee and Collateral Agreement, duly executed and delivered by the Loan Parties party thereto.

          (e) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the General Administrative Agent.

          (f) Holdings and the General Administrative Agent shall have executed and delivered a letter agreement with respect to such matters previously discussed and agreed between Holdings and the General Administrative Agent.

          (g) Holdings and the General Administrative Agent shall have executed and delivered the Warrant Agreement and the Registration Rights Agreement and the Warrants required to be issued pursuant to the Warrant Agreement on the Amendment Effective Date shall have been issued.

          (h) The Lenders and the General Administrative Agent shall have received a budget in form and substance satisfactory to them setting forth Holdings' projected monthly levels of revenue and expenses from October 31, 2001 through December 31, 2002 (it being understood that this condition has been satisfied).

          (i) The Lenders and the General Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Amendment Effective Date.

          (j) The Borrowers shall have complied with Section 10.11(b) of the Credit Agreement with respect to all real property of the Borrowers and their Subsidiaries located in the United States of America.

          (k) All governmental and third party approvals necessary in connection with the Amendment shall have been obtained and be in full force and effect.

          (l) The General Administrative Agent shall have received such legal opinions from counsel to Holdings and its Subsidiaries and such documents and other instruments as are customary for transactions of this type or as it may reasonably request.

          (m) The General Administrative Agent shall have received from Holdings, for the account of each Lender that has executed a Lender Consent Letter granting its consent to this Amendment on or prior to 5:00 p.m., New York City time on February 11, 2002, an amendment fee equal to 0.50% of the sum of such Lender's Revolving Credit Commitments and Term Loans then outstanding.

          37. Representations and Warranties. After giving effect to the
              ------------------------------
amendment contained herein, on the Amendment Effective Date, Holdings and each of the Borrowers hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that each reference in such Section 8 to "this
                   --------
Agreement" shall be deemed to be a reference both to this Amendment and to the Credit Agreement as amended by this Amendment.

          38. Release and Acknowledgements.
              -----------------------------

          (a) In order to induce the Lenders to enter into this Amendment, each Loan Party hereby remises, releases and forever discharges, and by these presents does for its Subsidiaries (direct or indirect), and for itself and its predecessors, successors, affiliates and assigns (each, a "Releasor"), remise, release and forever discharge, each Agent, each
 --------
Lender, and each predecessor, affiliate, subsidiary (direct or indirect), successor, assign, participant, officer, director, employee or agent of any Agent or any Lender (collectively, the "Released Parties"), of and from all
                                        ----------------
manner of actions at law or equity, all causes of action for damages, costs, debts, sums of money, accounts, bills, rights of indemnity, breach of contract, provision of labor or materials, loss of use, loss of services, expenses, compensation, consequential or punitive damages, equitable subordination, avoidance of preferential or fraudulent transfers, or any other thing whatever, arising by virtue of actions taken, actions omitted to be taken or the occurrence of any other event on or prior to the Amendment Effective Date, relating in any way to (i) this Amendment, the Credit Agreement, any other Loan Document or the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents (the "Obligations"), (ii) any claims (including, without limitation, for
 -----------
contribution or indemnification) which have or could have arisen out of any of the transactions contemplated by this Amendment or the Loan Documents or any other proceedings that have been brought or may be brought by any party hereto or to any Loan Document or any third party relating to the Loan Documents or the transactions contemplated thereby, (iii) any acts, transactions or events that are the subject matter of this Amendment or the Loan Documents or (iv) the prosecution of any claims or any settlement negotiations which such Releasor ever had, now or which it, its Subsidiaries (direct or indirect), or its successors or assigns hereafter can, shall or may have against the Released Parties by reason of (with respect to each of clauses (i)-(iv) above) any matter, cause or thing whatsoever on or prior to the Amendment Effective Date relating to this Amendment or the Loan Documents; provided, however, that nothing herein
                                 --------  -------
shall be construed or deemed to release any covenants or agreements contained herein or in any Loan Document so long as such Loan Document shall remain in full force and effect.

          (b) Each Loan Party hereby acknowledges and agrees that the Obligations are secured by valid and enforceable first priority liens and security interests granted by the Loan Parties to an Agent, for the ratable benefit of the Lenders, upon all of the Collateral, subject only to Liens permitted under the Credit Agreement. The Obligations and the liens and security interests of the Agents, for the ratable benefit of the Lenders, in the Collateral are not subject to avoidance, defense, objection, action, counterclaim, setoff or subordination, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally. The Obligations constitute legal, valid and binding obligations of each Loan Party, enforceable in accordance with the terms of the Loan Documents and pursuant to applicable law, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and subject to the limitations imposed by general equitable principles (regardless whether such enforceability is considered in a proceeding at law or in equity). Furthermore, no Loan Party will use any of its cash or other assets to object to or contest in any manner, or raise any objections, counterclaims or defenses to, the validity, perfection, priority or enforceability of the claims or liens of the Agents and the Lenders relating to this Amendment, the Credit Agreement or any other Loan Document, or to investigate or assert any claims or causes of action arising on or prior to the Amendment Effective Date against the Agents or the Lenders relating to this Amendment, the Credit Agreement or any other Loan Document.

          (c) Except as expressly set forth in this Amendment, each of the Loan Parties acknowledges and agrees that the execution and delivery by the Agents of, or the consent by the Lenders to, this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Agents or the Lenders to forbear or execute similar agreements under the same or similar circumstances in the future, (ii) to modify, relinquish or impair any right of the Agents or the Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment, (iii) to waive any right of the Lenders to receive interest at an increased rate as a result of any Events of Default that may occur under the Credit Agreement as amended by this Amendment,
(iv) to obligate the Lenders in any way to forbear from individually or collectively enforcing remedies under the Credit Agreement as amended by this Amendment in any manner or (v) a commitment from any of the Lenders to forbear or "stand still". Except as expressly set forth in this Amendment, no past or future forbearance on the part of any of the Lenders should be viewed as a limitation upon or waiver of the absolute right and privilege of the Lenders in exercising rights and remedies that currently exist or may exist after the Amendment Effective Date.

          39. Continuing Effect; No Other Amendments. Except as expressly
              --------------------------------------
amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

          40. No Default. No Default or Event of Default shall have
              ----------
occurred and be continuing as of the Amendment Effective Date after giving effect to this Amendment.

          41. Counterparts. This Amendment may be executed in any number of
              ------------
counterparts by the parties hereto, each of which shall be an original, and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          42. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
              -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        SMTC CORPORATION


                                        By:    /s/ Paul Walker
                                            ------------------------------------
                                            Name: Paul Walker
                                            Title:President and CEO

                                        HTM HOLDINGS, INC.


                                        By:    /s/ Paul Walker
                                            ------------------------------------
                                            Name: Paul Walker
                                            Title:President and CEO

                                        SMTC MANUFACTURING CORPORATION OF CANADA


                                        By:    /s/ Paul Walker
                                            ------------------------------------
                                            Name: Paul Walker
                                            Title:President and CEO

                                        LEHMAN COMMERCIAL PAPER INC., as
                                          General Administrative Agent


                                        By:   /s/ G. Andrew Keith
                                           -------------------------------------
                                           Name: G. Andrew Keith
                                           Title: Authorized Signatory

                           ACKNOWLEDGMENT AND CONSENT

          Each of the undersigned parties to the Amended and Restated Guarantee and Collateral Agreement, dated as of July 27, 2000, as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of Lehman Commercial Paper Inc., as General Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by the Fourth Amendment and First Waiver to and under the Amended and Restated Credit and Guarantee Agreement (the "Fourth Amendment"), (b) acknowledges and agrees that the guarantees and
 ----------------
grants of security interests contained in such Amended and Restated Guarantee and Collateral Agreement and in the other Security Documents are, and shall remain, in full force and effect after giving effect to the Fourth Amendment and all prior modifications to the Amended and Restated Credit and Guarantee Agreement and (c) agrees to and acknowledges the provisions of Section 38 of the Fourth Amendment which are incorporated herein by reference.

                                               SMTC CORPORATION
                                               HTM HOLDINGS, INC.
                                               SMTC MANUFACTURING CORPORATION OF
                                                CALIFORNIA
                                               SMTC MANUFACTURING CORPORATION OF
                                                COLORADO
                                               SMTC MANUFACTURING CORPORATION OF
                                                MASSACHUSETTS
                                               SMTC MANUFACTURING CORPORATION OF
                                                NORTH CAROLINA
                                               SMTC MANUFACTURING CORPORATION OF
                                                TEXAS
                                               SMTC MANUFACTURING CORPORATION OF
                                                WISCONSIN
                                               SMTC MEX HOLDINGS,
                                               INC. QUALTRON, INC.


                                               By:  /s/ Paul Walker
                                                   -----------------------------
                                                   Name:  Paul Walker
                                                   Title:  President and CEO